MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                       FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                        SERIES 1997-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


      Collection Period Ending                         NOVEMBER 30, 1997
      Determination Date                               DECEMBER 8, 1997
      Distribution Date                                DECEMBER 15, 1997

                                                                     -------
      Class A Accumulation Period ("Y" or "N")?                        N
                                                                     -------
                                                                     -------
      Class B Accumulation Period ("Y" or "N")?                        N
                                                                     -------
                                                                     -------
      Early Amortization Period ("Y" or "N")?                          N
                                                                     -------
                                                                     -------
      Class B Investor Amount paid in full ("Y" or "N")?               N
                                                                     -------

      MASTER TRUST INFORMATION

      Receivables

      1.  The aggregate amount of Receivables less all Receivables in Charged-Off Accounts as of the end of the last day of
          the Collection Period was equal to:                                                   $      1,680,250,603.65

      2.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
          reduction for Discount Receivables) was equal to:                                     $      1,631,107,644.41

      3.  The average Discount Percentage for the Collection Period:                                               2.00%

      4.  The aggregate amount of Discount Option Receivables as of
          the end of the last day of the Collection Period was equal to:                        $         32,622,152.89

      5.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
          reduction for Discount Receivables) was equal to:                                     $      1,598,485,491.52

      6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
          increase for Discount Receivables) was equal to:                                      $         49,142,959.24

      7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
          increase for Discount Receivables) was equal to:                                      $         81,765,112.13

      8.  The average amount of Receivables for the Collection
          Period was equal to:
          a. Average Principal Receivables                                                      $      1,591,845,035.27
          b. Average Total Receivables                                                          $      1,670,279,099.66

      9.  The Transferor Amount as of the end of the last day of the
           Collection Period:                                                                   $         22,485,491.52

      10. Minimum Transferor Amount required as of end of last day of Collection Period:        $                  0.00

      11. The aggregate amount of Principal Charge-Offs for the
          Collection Period was equal to:                                                       $         18,205,598.01

      12. The aggregate amount of Finance Charge Charge-Offs
          for the Collection Period was equal to:                                               $          3,475,357.87

      13. The Excess Funding Account Balance as of the end of the
          last day of the Collection Period                                                     $                  0.00


      Collections

      14. The aggregate amount of Principal Collections for the
          Collection Period was equal to:
          a.)  Collection of Principal Receivables:                                             $         97,244,353.93
          b.)  Recoveries:                                                                                 1,373,281.26
          c.)  Discount Receivable Collections:                                                 $         (1,944,887.08)
                                                                                                     -------------------
          d.) Total Principal Receivable Collections:                                           $         96,672,748.11

      15. The aggregate amount of Finance Charge Collections for the
          Collection Period was equal to:
          a.)  Collection of Finance Charge Receivables                                         $         29,922,484.37
          b.)  Interchange Amount                                                               $          1,442,259.28
          c.)  Discount Receivable Collections                                                  $          1,944,887.08
                                                                                                     -------------------
          d.)  Total Finance Charge Receivable Collections                                      $         33,309,630.73

      16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
          Account for the Collection Period:                                                    $                  0.00

      17. The aggregate amount of Collections processed for the
          Collection Period:                                                                    $        129,982,378.84

      Invested Amounts

      18. The 1997-1 Net Investment at the end of the last day of the
          Collection Period was equal to:
          a. Class A-1 Invested Amount                                                          $        236,000,000.00
          b. Class A-2 Invested Amount                                                          $        200,000,000.00
          b. Class A-3 Invested Amount                                                          $        120,000,000.00
          b. Class A-4 Invested Amount                                                          $        120,000,000.00
                                                                                                    -------------------
          e. Total                                                                              $        676,000,000.00

      19. The average amount of the 1997-1 Net Investment for the
          Collection Period was equal to:
          a. Class A-1 Invested Amount                                                          $        720,000,000.00
          b. Class A-2 Invested Amount                                                          $        316,000,000.00
          b. Class A-3 Invested Amount                                                          $        180,000,000.00
          b. Class A-4 Invested Amount                                                          $        180,000,000.00
                                                                                                    -------------------
          e. Total                                                                              $      1,396,000,000.00

      20. The 1997-2 Net Investment at the end of the last day of the
          Collection Period was equal to:
          a.  Class A                                                                           $        603,000,000.00
          b.  Class B                                                                           $        135,000,000.00
          c.  Collateral Indebtedness Interest                                                  $         63,000,000.00
          d.  Class D                                                                           $         99,000,000.00
                                                                                                    -------------------
          e.  Total                                                                             $        900,000,000.00

      21. The average amount of the 1997-2 Net Investment for the
          Collection Period was equal to:
          a.  Class A                                                                           $        603,000,000.00
          b.  Class B                                                                           $        135,000,000.00
          c.  Collateral Indebtedness Interest                                                  $         63,000,000.00
          d.  Class D                                                                           $         99,000,000.00
                                                                                                    -------------------
          e.  Total*                                                                            $        900,000,000.00
                 *Reflects average since close of 97-2 (November 25-30)

      22. The aggregate Invested Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          Collection Period:                                                                    $      1,576,000,000.00

      Series 1997-2 Allocation Percentages

      23. The Fixed Allocation Percentage with respect to the Collection Period:
                  a.  Class A                                                                   %                  0.00
                  b.  Class B                                                                   %                  0.00
                  c.  Collateral Indebtedness Interest                                          %                  0.00
                  d.  Class D                                                                   %                  0.00
                                                                                                    -------------------
                  e.  Series 1997-2 Total                                                                          0.00

      24. The Floating Allocation Percentage with respect to the Collection Period:
                  a.  Class A                                                                   %                 24.35%
                  b.  Class B                                                                   %                  5.45%
                  c.  Collateral Indebtedness Interest                                          %                  2.54%
                  d.  Class D                                                                   %                  4.00%
                                                                                                     -------------------
                  e.  Series 1997-2 Total                                                                         36.35%

      Allocation of Collections

      25. The Series 1997-2 allocation of Collections of Principal
          Receivables for the Collection Period:
                  a.  Class A                                                                   $         23,543,484.29
                  b.  Class B                                                                   $          5,270,929.32
                  c.  Collateral Indebtedness Interest                                          $          2,456,852.52
                  d.  Class D                                                                   $          3,865,348.17
                                                                                                    -------------------
                  e.  Series 1997-2 Total                                                       $         35,136,614.30


      26. The Series 1997-2 allocation of Collections of Finance
          Charge Receivables for the Collection Period:
                  a.  Class A                                                                   $          8,112,159.66
                  b.  Class B                                                                   $          1,816,155.15
                  c.  Collateral Indebtedness Interest                                          $            847,539.07
                  d.  Class D                                                                   $          1,331,847.11
                                                                                                    -------------------
                  e.  Series 1997-2 Total                                                       $         12,107,700.99
                                                                                                          27,450,786.44
      Portfolio Yield and Delinquencies

      27. The Portfolio Yield for the  Collection Period:                                       %                 11.50%
          *Portfolio yield calculated based on total Trust investment
      28. The 3-month average Portfolio Yield for the three most recent
          Collection Periods:                                                                   %                N/A

      29. The Base Rate for the Collection Period:                                              %                  8.33%

      30. The 3-month average Base Rate for the three most recent
          Collection Periods:                                                                   %                N/A

      31. The 3-month average Portfolio Adjusted Yield:                                         %                N/A

      32. The amount of Shared Excess Finance Charge Collections allocable to Series 1997-2 with respect to any Finance Charge
          Shortfall in such Series for the Collection Period:                                   $                  0.00

      33. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
          (a) Delinquent 31 to 60 days                                                                   $55,575,489.43
          (b) Delinquent 61 to 90 days                                                                   $36,936,990.67
          (c) Delinquent 91 days or more                                                                 $69,588,736.41

      Determination of Monthly Interest

      34. Class A Monthly Interest:
                  a.  Class A Monthly Interest                                                  $          2,073,807.45
                  b.  Funds allocated and available to pay Class A
                       Monthly Interest for the Collection Period (4.3a)                        $          8,112,159.66
                  c.  Class A Interest Shortfall (b less a)                                     $                  0.00
                  d.  Class A Additional Interest                                               $                  0.00

      35. Class B Monthly Interest:
                  a.  Class B Monthly Interest                                                  $            483,785.25
                  b.  Funds allocated and available to pay Class B
                       Monthly Interest for the Collection Period (4.3b)                        $          1,816,155.15
                  c.  Class B Interest Shortfall (b less a)                                     $                  0.00
                  d.  Class B Additional Interest                                               $                  0.00

      36. Collateral Monthly Interest and Class D Monthly Interest:
                  a.  Collateral/Class D Monthly Interest                                       $            605,742.30
                  b.  Funds allocated and available to pay Collateral/
                       Class D Monthly Interest for the Collection Period                       $          2,179,386.18
                  c.  Collateral/Class D Interest Shortfall (b less a)                          $                  0.00
                  d.  Collateral/Class D Additional Interest                                    $                  0.00

      Determination of Monthly Principal

      37. Class A Monthly Principal (pursuant to section 4.4a):
              (X).a.  Available Principal Collections on deposit in the
                      Collection Account and available for distribution:                        $                  0.00
              (Y).a.  Controlled Accumulation Amount                                            $                  0.00
                  b.  Deficit Controlled Accumulation Amount                                                       0.00
                                                                                                    -------------------
                  c.  Controlled Deposit Amount (sum a + b)                                                        0.00
              (Z).a.  Class A Invested Amount                                                   $        603,000,000.00
          Class A Monthly Principal (the least of x,y,z)                                        $                  0.00

      38. Class B Monthly Principal (pursuant to section 4.4b)
          (distributable only after payout of Class A)
              (X).a.  Available Principal Collections on deposit in the
                      Collection Account and available for distribution:                        $                  0.00
              (Y).a.  Controlled Accumulation Amount                                            $                  0.00
                  b.  Deficit Controlled Accumulation Amount                                    $                  0.00
                                                                                                    -------------------
                  c.  Controlled Deposit Amount (sum a + b)                                     $                  0.00
              (Z).a.  Class B Invested Amount                                                   $        135,000,000.00
          Class B Monthly Principal (the least of x,y,z)                                        $                  0.00

      39. Collateral Monthly Principal
                  a.  pursuant to 4.4c (i) prior to occurrence of
                      Early Amortization or payment in full of the
                      Class B Investor Amount (optional)                                        $                  0.00
                  b.  pursuant to 4.4c (ii) prior to occurrence of
                      Early Amortization or payment in full of the
                      Class B Investor Amount                                                   $                  0.00

      Available Funds

      40. Class A Available Funds
                  a.  Class A Finance Charge allocation                                         $          8,112,159.66
                  b.  Prior to Class B Principal Commencement Date, the
                      amount of Principal Funding Investment Proceeds for
                      such prior Collection Period                                              $                  0.00
                  c.  Any amount of Reserve Account withdrawn and
                     included in Class A Available Funds (section 4.14d)                        $                  0.00
                  d.  Class A Available Funds (sum a-c)                                         $          8,112,159.66

      41. Class B Available Funds
                  a.  Class B Finance Charge allocation                                         $          1,816,155.15
                  b.  On or After Class B Principal Commencement Date, the
                      amount of Principal Funding Investment Proceeds for
                      such prior Collection Period                                              $                  0.00
                  c.  Any amount of Reserve Account withdrawn and
                     included in Class B Available Funds (section 4.14d)                        $                  0.00
                  d.  Class B Available Funds (sum a-c)                                         $          1,816,155.15

      42. Collateral Available Funds:
                  a.  Collateral Finance Charge allocation                                      $            847,539.07

      43. Class D Available Funds
                  a.  Class D Finance Charge allocation                                         $          1,331,847.11


      Reallocated Principal Collections

      44. Class D Subordinated Principal Collections (to the extent                             $                  0.00
          needed to fund Required Amounts)

      45. Collateral Subordinated Principal Collections (to the extent                          $                  0.00
          needed to fund Required Amounts)

      46. Class B Subordinated Principal Collections (to the extent                             $                  0.00
          needed to fund Required Amounts)

      47. Total Reallocated Principal Collections                                               $                  0.00


      Investor Default Amounts

      48. Class A Investor Default Amount                                                       $           4,433,754.28


      49. Class B Investor Default Amount                                                       $             992,631.56


      50. Collateral Investor Default Amount                                                    $             463,228.06


      51. Class D Investor Default Amount                                                       $             727,929.81


      52. Aggregate Investor Default Amount                                                     $           6,617,543.70


      Allocable Amounts for Series 1997-2

      53. The Allocable Amount for Series 1997-2 as of the end of the
          Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
               Class A                                                                          $           4,433,754.28
               Class B                                                                          $             992,631.56
               Class C                                                                          $             463,228.06
               Class D                                                                          $             727,929.81
                                                                                                     -------------------
          Aggregate Allocable Amount                                                            $           6,617,543.70


      Required Amounts for Series 1997-2

      54. Class A Required Amount (section 4.5a)
              (a)   i.  Class A Monthly Interest for current Distribution
                        Date                                                                    $          2,073,807.45
                   ii.   Class A Monthly Interest previously due but not
                        paid                                                                    $                  0.00
                  iii.   Class A Additional Interest for prior Collection Period
                        or previously due but not paid                                          $                  0.00
                  iv.   Class A Allocable Amount                                                $          4,433,754.28
                   v.    Class A Servicing Fee, including previously due but
                         not paid (if FNANB is no longer Servicer)                              $                  0.00
              (b)       Class A Available Funds                                                 $          8,112,159.66
                                                                                                     ------------------
                        Class A Required Amount (sum of a-f minus g)                            $                  0.00

      55. Class B Required Amount (section 4.5b)
              (x)   i.  Class B Monthly Interest for current Distribution
                        Date                                                                    $             483,785.25
                   ii.   Class B Monthly Interest previously due but not
                        paid                                                                    $                  0.00
                  iii.   Class B Additional Interest for prior Collection Period
                        or previously due but not paid                                          $                  0.00
                  iv.    Class B Servicing Fee, including previously due but
                         not paid (if FNANB is no longer Servicer)                              $                  0.00
                        Class B Available Funds                                                 $          1,816,155.15
              (y)       Excess of Class B Allocable Amount over
                        funds available to make payments (section 4.8d)                         $                  0.00
                                                                                                    -------------------
                        Class B Required Amount ((sum of i-iv) minus Class B                    $                  0.00
                        Available funds plus y)

      56. Collateral/Class D Required Amount (section 4.5c)
              (x) i.  Collateral/Class D Monthly Interest for current
                      Distribution date                                                         $             605,742.30
                  ii.  Collateral/Class D Monthly Interest previously
                      due but not paid                                                          $                  0.00
                  iii.  Collateral/Class D Additional Interest for prior
                      Collection Period or previously due but not paid                          $                  0.00
                  iv.  Collateral/Class D Servicing Fee, including previously due
                      but not paid (if FNANB is no longer Servicer)                             $                  0.00
                      Collateral/Class D Available Funds                                        $          2,179,386.18
              (y)     Excess of Collateral/Class D Allocable Amount
                      amount over funds available to make payments                              $                  0.00
                      Collateral/Class D Required Amount ((sum of i-iv minus
                      Collateral/Class D Available Funds plus y)                                $                  0.00

      Investor Charge-Offs

      57. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
          Amount and Class D Invested Amount
                  a.  Class A                                                                   $                  0.00
                  b.  Class B                                                                   $                  0.00
                  c.  Collateral Indebtedness Amount                                            $                  0.00
                  d.  Class D                                                                   $                  0.00

      58. The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
          Invested Amount
                  a.  Class B                                                                   $                  0.00
                  b.  Collateral Indebtedness Amount                                            $                  0.00
                  c.  Class D                                                                   $                  0.00

      59. The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                  a.  Collateral Indebtedness Amount                                            $                  0.00
                  b.  Class D                                                                   $                  0.00

      Servicing Fee

      60. Class A Servicing Fee for the Collection Period                                       $            201,000.00

      61. Class B Servicing Fee for the Collection Period                                       $             45,000.00

      62. Collateral Servicing Fee for the Collection Period                                    $             21,000.00

      63. Class D Servicing Fee for the Collection Period                                       $             33,000.00

      Enhancement
                (18% of total Invested Amount)
      64. Required Enhancement Amount
                  a. Invested Amount as of the last day of the Collection
                      Period                                                                    $        900,000,000.00
                  b.  Required Enhancement Amount (line a times 18%)                            $        162,000,000.00

      65. Enhancement Surplus
                  a.  Amount on Deposit in the Cash Collateral Account                          $                  0.00
                  b.  Collateral Indebtedness Amount                                            $         63,000,000.00
                  c.  Class D Invested Amount                                                   $         99,000,000.00
                  d.  Required Enhancement Amount                                               $        162,000,000.00
                  e.  Enhancement Surplus ((sum of a:c) less d)                                 $                  0.00
                  f.   Enhancement deficiency, deposit excess Finance
                       Charge to Cash Collateral Account                                        $                  0.00

      Reserve Account

      66. Lowest historical 3-month Portfolio Adjusted Yield
          (must be > 4%, or line 68 will adjust accordingly)                                    %            N/A

      67. Reserve Account Funding Date (based on line 69)                                                 08/15/01

      68. Required Reserve Account Amount (after the Reserve Account
          Funding Date, 0.5% times the Class A Adjusted Investor Amount)                        $                  0.00

      69. Available Reserve Account Amount
                  a.  Amount of deposit in the Reserve Account on the
                       Distribution Date                                                        $                  0.00
                  b.  Required Reserve Account Amount                                           $                  0.00
                                                                                                    -------------------
                  c.  Available Reserve Account Amount                                          $                  0.00

      Principal Funding Account

      70. Principal Funding Account Balance as of prior Distribution Date                       $                  0.00

      71. Deposit to the Principal Funding Account on the current
          Distribution Date                                                                     $                  0.00

      72. Withdrawal from the Principal Funding Account on the Current
          Distribution Date                                                                     $                  0.00

      73. Principal Funding Account Balance as of the current
          Distribution Date                                                                     $                  0.00

      74. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

      Certificate LIBOR Determination

      75. Certificate LIBOR Determination date for the Collection Period                                  11/21/97

      76. Certificate LIBOR rate for the Collection Period                                      %                  5.9805%

      77. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

           IN WITNESS WHEREOF, THE undersigned has duly executed
           and delivered this Certificate this 15th day of        ,

                                    FIRST NORTH AMERICAN NATIONAL BANK,
                                    as Servicer


                                    By ____________________________________
                                    Name:  Michael T. Chalifoux
                                    Title: Chairman of the Board